L.J. (Jim) Blattman                                    Royal Bank of Canada
Senior Manager                                             90 Sparks Street
Technology Banking Group                                    Ottawa, Ontario
K1P 5T6
                                                       Tel:  (613) 564-4898
                                                       Fax:  (613) 564-4527

July 29, 1994


Gandalf Technologies Inc.
130 Colonnade Road South
Nepean, Ontario
K2E 7M4


Attention:  Mr. Walter MacDonald
            Vice-President, Finance
            -----------------------

Dear Sirs:

 We are pleased to offer the following amendments to the Credit Facility detailed in a letter agreement between Gandalf Technologies Inc. and Royal Bank of Canada dated January 7, 1994 (the "Agreement").

     Schedule "A"
     -----------

     "GCL Margin Surplus" means the amount, if any, by which the calculated Margin Requirement exceeds actual Borrowings, both as defined in a letter agreement between the Bank and Gandalf Canada Ltd. dated January 7, 1994.

     "Margin Requirement" means the total amount of Borrowings available under this Agreement, which amount may not exceed
     75% of Good Accounts Receivable plus the GCL Margin Surplus.

     "Maturity Date" means November 30, 1994.

July 29, 1994

Gandalf Technologies Inc.
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All other terms and conditions remain unchanged.

This amendment is open for acceptance until August 12, 1994 unless extended in writing by the Bank. Please acknowledge your acceptance by signing the attached copy of this letter in the space provided below and returning it to the undersigned.

Yours truly,


s/L.J. BLATTMAN



We acknowledge and accept the within
terms and conditions of this Agreement.

     GANDALF TECHNOLOGIES INC.

Per:   s/W.R. MACDONALD, VP Finance
       ----------------------------

Per:   s/T.A. VASSILIADES, PRESIDENT & CEO
       -----------------------------------

Date:  August 5, 1994
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